EXHIBIT 33.2

Wilmington Trust, N.A. Rodney Square North 1100 North Market Street Wilmington, DE 19890

Management Assessment Report

Management of Wilmington Trust National Association (the Company) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d)(2)(ii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(3)(ii), 1122(d)(3)(iii) and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of auto related asset-backed transactions initiated or amended for purposes of Regulation AB on or after January 1, 2006, for which the Company provides trustee services (the Platform) as of and for the year ended December 31, 2024. Management has determined that all other criteria set forth in Item 1122(d) are not applicable to the servicing activities performed by the Company with respect to the Platform. Appendix A to this report identifies the auto related asset-backed transactions defined by management as constituting the Platform.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2024. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in criterion (d)(2)(ii), (d)(2)(iv), (d)(2)(v), (d)(3)(ii), (d)(3)(iii) and (d)(3)(iv) of Item 1122 of Regulation AB. The activities the Company performs with respect to the applicable 1122(d) servicing criteria are listed on the attached Appendix A.

Based on such assessment, management believes that, as of and for the year ended December 31, 2024, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d)(2)(ii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(3)(ii), 1122(d)(3)(iii) and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform. PricewaterhouseCoopers LLP, a registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2024.

Wilmington Trust, N.A. Rodney Square North 1100 North Market Street Wilmington, DE 19890

/s/ Adam Scozzafava
Name:	Adam Scozzafava
Title:	Senior Vice President
ICS Global Capital Markets
Date:	February 28, 2025

Appendix A

2024

Overview of Applicable Servicing Criteria and Associated Platform Transactions

ABS - Auto

Transactions	Item 1122	Applicable Activity

Capital One Prime Auto Receivables Trust 2021 -1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

Capital One Prime Auto Receivables Trust 2022 - 1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Capital One Prime Auto Receivables Trust 2022- 2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Capital One Prime Auto Receivables Trust 2023 - 1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Capital One Prime Auto Receivables Trust 2023 - 2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Capital One Prime Auto Receivables Trust 2024 - 1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

Transactions	Item 1122	Applicable Activity

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2021 - 1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2021 - 2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2022 - 3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

CarMax Auto Owner Trust 2022 - 4	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2023 - 1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2023 - 2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

CarMax Auto Owner Trust 2023 - 3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

Transactions	Item 1122	Applicable Activity

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2021 - 1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2021 - 2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

DRIVE Auto Receivables Trust 2021 - 3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

DRIVE Auto Receivables Trust 2024 - 1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Santander Drive Auto Receivables Trust 2023 - 2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Santander Drive Auto Receivables Trust 2023 - 4	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Santander Drive Auto Receivables Trust 2023 - 6	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Santander Drive Auto Receivables Trust 2024 - 2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Santander Drive Auto Receivables Trust 2024 - 4	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

World Omni Auto Owner Trust 2021 - B	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

Transactions	Item 1122	Applicable Activity

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

World Omni Auto Owner Trust 2021 - C	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

World Omni Auto Receivables Trust 2022 - D	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

World Omni Auto Receivables Trust 2024 - B	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

Transactions	Item 1122	Applicable Activity

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

World Omni Select Auto Trust 2021 - A	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel

	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity

World Omni Auto Lease Securitization Trust 2023 - A	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

World Omni Auto Lease Securitization Trust 2024 - A	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

Transactions	Item 1122	Applicable Activity

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Fifth Third Auto Trust 2023 - 1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.